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                                  EXHIBIT 10.17



                                    YEAR 2002



                                     ANNUAL
                              MANAGEMENT INCENTIVE
                                     PROGRAM



                                 USG CORPORATION






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                                     PURPOSE


     To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to align management's interests with those of the Corporation's stockholders by providing incentive award opportunities to managers who make a measurable contribution to the Corporation's business objectives.



                                  INTRODUCTION


     This Annual Management Incentive Program (the "Program") is in effect from January 1, 2002 through December 31, 2002.



                                   ELIGIBILITY


     Individuals eligible for participation in this Program are those officers and other key employees occupying management positions in Broadband 11 or higher. Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program but could be considered for special awards.



                                      GOALS

     For the 2002 Annual Management Incentive Program, Consolidated EBITDAR (Consolidated Net Earnings Before Interest, Taxes, Depreciation, Amortization, Reorganization Expenses and other income and expense items), business unit operating profit, and consolidated, subsidiary and profit center Strategic Focus Targets will be determined by the Compensation and Organization Committee of the USG Board of Directors (the "Committee") after considering recommendations submitted from USG Corporation and Operating Subsidiaries.




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                                  AWARD VALUES


     For the Annual Management Incentive Program, position target incentive values are based on level of accountability and are expressed as a percent of approved annualized salary. Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of goals:


------------------------------------------------------------------------------------------------------------------------------------
             POSITION TITLE OR                                                                 POSITION TARGET
          SALARY REFERENCE POINT                                                                  INCENTIVE
          ----------------------                                                                  ---------
------------------------------------------------------------------------------------------------------------------------------------
-    Chairman & CEO, USG Corporation                                                                       70%

------------------------------------------------------------------------------------------------------------------------------------
-    Senior Vice President, USG Corporation and President Building Systems                                 50%

- Senior Vice President Marketing & Corporate Strategy, USG Corporation and President International

-    Executive Vice President & Chief Financial Officer, USG Corporation

-    Senior Vice President & General Counsel, USG Corporation

-    Senior Vice President & Controller, USG Corporation

------------------------------------------------------------------------------------------------------------------------------------

-    Vice President Human Resources, USG Corporation                                                       45%

-    Vice President Communications, USG Corporation

------------------------------------------------------------------------------------------------------------------------------------

-    Vice President, USG Corporation and President & COO, L & W Supply Corp.                               40%

-    Vice President Research & Technology, USG Corporation

-    Vice President & Chief Information Officer, USG Corporation

-    Vice President Corporate Customer Relations, USG Corporation

-    Vice President International & Technology, USG Corporation

-    Vice President and Treasurer, USG Corporation

-    Vice President Comp., Benefits & Admin., USG Corporation

-    Corporate Secretary and Associate General Counsel, USG Corporation

------------------------------------------------------------------------------------------------------------------------------------
-    Position Reference Point: $169,140 and over                                                           35%

-    Position Reference Point: $155,340 - $169,139                                                         30%

-    Position Reference Point: $141,660 - $155,339                                                         25%

-    Position Reference Point: $127,200 - $141,659                                                         20%

-    Position Reference Point: $113,280 - $127,199                                                         15%

-    Position Reference Point: $ 99,780 - $113,279                                                         10%
------------------------------------------------------------------------------------------------------------------------------------


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                                     AWARDS

     Incentive awards for all participants in the 2002 Annual Management Incentive Program will be reviewed and approved by the Committee. For all participants, the annual incentive award par opportunity is the annualized salary in effect at the beginning of the calendar year (March 1, 2002 of the calendar year for the sixteen most senior executives) multiplied by the applicable position target incentive value percent. The individual maximum total incentive award for all segments of this Program is 200% of the par incentive opportunity.

     Incentive awards for 2002 will be based on a combination of the following elements:

I.   CONSOLIDATED EBITDAR:                                      40% OF INCENTIVE

     Consolidated EBITDAR will be based on the Corporation's year-end financial statements. For the top senior executives this portion of the award is based on Consolidated EBITDAR and represents 60% of the incentive par (except for the Vice President International & Technology, USG Corporation, the President and Chief Operating Officer, L&W Supply, the President CGC and the President USG Mexico who will be based 30% on Consolidated EBITDAR and 30% on business unit Operating Profit).


                                      (OR)
     OPERATING PROFIT:

     Profit Center specific goals (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements at half of the total weighting on financial goals, with the other half on Consolidated EBITDAR. The top senior executives, except for those listed above, will not have business unit Operating Profit goals.

     Consolidated EBITDAR and business unit Operating Profit segment award amounts will be adjusted by a factor of up to two times the amount that actual results differ from goals according to the following schedule:

          Consolidated EBITDAR/               Adjustment Factor for Consolidated
         Business Unit Achievement                      or Business Unit
         -------------------------                      ----------------
         Below      75%                                         0%
                    75%                                        50%
                    80%                                        60%
                    90%                                        80%
                   100%                                       100%
                   110%                                       120%
                   120%                                       140%
                   140%                                       180%
                   150%                                       200%


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     Consolidated EBITDAR or business unit Operating Profit Achievement results and adjustment factors between the thresholds listed above are prorated.

     Other appropriate performance measures may be assigned as approved by the Committee.


II.  STRATEGIC FOCUS TARGETS:                                   40% OF INCENTIVE

     Strategic Focus Targets will be measurable, verifiable and derived from the formal strategic planning process (e.g., Customer Satisfaction, Cost Reduction, Overhead Reduction and Working Capital Reduction). The award adjustment factor for this segment will range from 1.0 (after achieving target performance levels) to 2.0 for maximum attainment. The participant's manager will assign specific Strategic Focus Target assignments and weightings to each participant. The weighting on an individual Strategic Focus Target will not be less than 10%. The weighting of all assigned Strategic Focus Targets will equal 40%.

III. PERSONAL PERFORMANCE:                                      20% OF INCENTIVE

     Participants (except as noted below) will have a third segment comprising 20% of their incentive award based upon their individual Personal Performance Rating according to the following schedule:




         Personal                                           Personal Performance
         Performance Rating                                 Adjustment Range
      ----------------------------------------------------------------------------------------

         Far Exceeded Expectations                                  1.7 -- 2.0
      ----------------------------------------------------------------------------------------

         Exceeded Expectations                                      1.2 -- 1.6
      ----------------------------------------------------------------------------------------

         Achieved Expectations                                      1.0 -- 1.1
      ----------------------------------------------------------------------------------------

         Partially Achieved Expectations                            0.8 -- 0.9
      ----------------------------------------------------------------------------------------
         Did Not Meet Expectations                          No Award will be paid under any
                                                            segment of this plan if the
                                                            Personal Performance rating is
                                                            "Did Not Meet Expectations"
      ----------------------------------------------------------------------------------------


- The top sixteen senior executives, and the Presidents of CGC and USG Mexico do not have Personal Performance as an element of their award. Awards for these participants are weighted 60% on financial targets (Consolidated EBITDAR or a combination of Consolidated EBITDAR and business unit Operating Profit) and 40% on Strategic Focus Targets.



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-    To qualify for an award for Personal Performance, an award must be earned from Consolidated EBITDAR, the participant's business unit Operating Profit, or the participant's Strategic Focus Targets.

- A Personal Performance Rating of DNM (Did Not Meet Expectations) disqualifies the participant from any portion of an award under the Program.


                                                   WEIGHTINGS OF PROGRAM ELEMENTS
                                                   ------------------------------

                                                        BASIS FOR FINANCIAL MEASURES                        BASIS FOR
                                                      AND STRATEGIC FOCUS TARGET AWARDS                PERSONAL PERFORMANCE
     PARTICIPANTS                                      (40% TO 60% OF TARGET INCENTIVE)                  INCENTIVE AWARD
     -------------------------------------------------------------------------------------------------------------------------------
     USG CORPORATION
     ---------------

     -   Senior Executive Management                     60% Consolidated EBITDAR;                               0%
         (Sixteen Most Senior Executives)                40% Strategic Focus Targets

     -   USG Corporation Staff                           40% Consolidated EBITDAR,                              20%
                                                         40% Strategic Focus Targets
     BUILDING SYSTEMS
     ----------------

     -   Building Systems Staff;                         40% Consolidated EBITDAR,                              20%
                                                         40% Strategic Focus Targets


     -   Industrial Products Participants                20% Consolidated EBITDAR,                              20%
                                                         20% Operating Profit, Industrial Products
                                                         40% Strategic Focus Targets

     -   President, CGC                                  30% Consolidated EBITDAR,                               0%
                                                         30% Operating Profit, CGC
                                                         40% Strategic Focus Targets

     -   CGC Staff                                       20% Consolidated EBITDAR,                              20%
                                                         20% Operating Profit, CGC
                                                         40% Strategic Focus Targets

     -   Pres. & Gen. Mgr, USG Mexico                    30% Consolidated EBITDAR,                               0%
                                                         30% Operating Profit, USG Mexico
                                                         40% Strategic Focus Targets

     USG INTERNATIONAL
     -----------------

     -   Vice President International & Technology       30% Consolidated EBITDAR,                               0%
                                                         30% Operating Profit/loss, USG International
                                                         40% Strategic Focus Targets

     -   International Staff                             20% Consolidated EBITDAR,                              20%
                                                         20% Operating Profit/loss, USG International
                                                         40% Strategic Focus Targets

     L&W SUPPLY CORPORATION
     ----------------------

     -   President and Chief Operating Officer,          30% Consolidated EBITDAR,                               0%
         L&W Supply                                      30% Operating Profit, L&W Supply
                                                         40% Strategic Focus Targets

     -   L&W Supply Corporation Staff                    20% Consolidated EBITDAR,                              20%
                                                         20% Operating Profit, L&W Supply
                                                         40% Strategic Focus Targets



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     Target incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Consolidated EBITDAR, business unit Operating Profit and Personal Performance as displayed above, or as otherwise may be established subject to approval of the Chairman.

                                 SPECIAL AWARDS

     In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Corporation Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.


                               GENERAL PROVISIONS


1. The Compensation and Organization Committee of the USG Board of Directors reserves the right to adjust award amounts either up or down based on its assessment of the Corporation's overall performance relative to market conditions.

2. The Committee shall review and approve the awards recommended for officers and other employees who are eligible participants in the 2002 Annual Management Incentive Program. The Committee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Committee in accordance with the provisions of the Program.

3. The Committee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Committee has certified financial achievements and applicable awards in writing.

4. The judgement of the Committee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assignees.

5. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.



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6.       The awards made to employees shall become a liability of the
         Corporation or the appropriate subsidiary as of December 31, 2002 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved by the Committee.


                            ADMINISTRATIVE GUIDELINES


1. Award values will be based on annualized salary in effect for each qualifying participant at the beginning of the year (March 1, 2002 for the sixteen most senior executives). Any change in duties, dimensions or responsibilities of a current position resulting in an increase or decrease in salary range reference point or market rate will result in pro-rata incentive award. Respective reference points, target incentive values or goals will be applied based on the actual number of full months of service at each position.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee, (or a part time employee as approved by the Vice President Human Resource, USG Corporation) in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled, dies, is discharged from the employment of the Company without cause, or is on an approved unpaid leave, the participant (or beneficiary) may be recommended for an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the Corporation or a Subsidiary who are transferred during the year to a position covered by the Annual Management Incentive Program will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and target incentive values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a pro-rata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Management Incentive Program provisions and target incentive values.

4. In the event of transfer of an employee from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the Annual Management Incentive Program, the employee is eligible to participate in the Annual Management Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.



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5.       Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of eligible service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Committee




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